UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2007

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On November 1, 2007, PPL Corporation (“PPL” or the “Company”) issued a press release announcing that on Tuesday, November 6, 2007, members of PPL’s senior management will make a presentation to investors and financial analysts at the Edison Electric Institute’s (“EEI”) annual financial conference in Lake Buena Vista, Florida.  The presentation and the slides to be used during the conference will be available in a simultaneous Webcast and will also be available for 30 days on PPL's Internet Web site: www.pplweb.com.  A copy of the press release announcing this presentation and Webcast is attached as Exhibit 99.1 and is incorporated herein by reference.

Slides relating to the Company’s third quarter earnings announcement on October 31, 2007, were previously furnished to the Commission in a Form 8-K.  These slides also will be used for the Company’s presentation and discussions with investors and financial analysts during the EEI conference.  A copy of an additional slide to be used for the presentation and discussions is attached as Exhibit 99.2 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	November 1, 2007 press release announcing PPL’s presentation at the EEI annual financial conference in Lake Buena Vista, Florida.
	99.2 -	Slide to be used in connection with the presentation referred to in Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Paul A. Farr
Paul A. Farr Executive Vice President and Chief Financial Officer

Dated:     November 5, 2007